SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 7120

New York, NY 10118

(Address of principal executive offices) (Zip code)

Joseph Feldschuh, MD

350 Fifth Avenue

Suite 7120

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31, 2013

DATE OF REPORTING PERIOD: DECEMBER 31, 2013

Item 1. Report to Shareholders

Daxor Corporation

Financial Statements
For the Year Ended
December 31, 2013

ITEM 1

Daxor Corporation

February 28, 2014

Dear Fellow Shareholder:

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. The Company began reporting as an investment company as of January 1, 2012.

We have attached a report of our portfolio holdings and investment activity for the year ended December 31, 2013. Please review this information carefully.

The Company’s investment policy is to maintain a minimum of 80% of its portfolio in electric utilities. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary or advisable. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio. At December 31, 2013, investments in electric utilities made up 91.1% of the value of the Company’s portfolio. Dividends from the Company’s investments in electric utilities made up 89.0% of the Company’s total dividends received for the year ended December 31, 2013. The Company is receiving dividend income on 52 of the 64 common and preferred stocks in its investment portfolio at December 31, 2013.

At December 31, 2013, net fair value over cost of the Company’s securities portfolio totaled $23,628,684. This was comprised of net fair value over cost of $23,953,711 and net cost over fair value of $(325,027).

The portfolio turnover rate for the year ended December 31, 2013 was 24.60% which indicates an average holding period of slightly over four years for our investment portfolio. The investment approach of management is to buy stocks which it is prepared to hold for the long term. There are stocks in our portfolio which we have held in excess of 20 years.

The Company maintains a securities portfolio which consists primarily of the common and preferred stocks of electric utility companies. The Company sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. At December 31, 2013 the net receivable from the Broker was 0.31% of the value of the Company’s portfolio.

The Company engages in the short selling of stock. When this occurs, the short position is marked to market and this adjustment is recorded as an unrealized gain or loss in the statement of operations. The Company uses historical cost to determine all gains and losses. The fair market value is readily obtainable because all of the Company’s marketable securities are classified as Level 1.

The Company also uses options as follows in order to increase yearly investment income:

a)	The use of “Call” Options. Covered options can be sold up to a maximum of 20% of the value of the portfolio. This provides extra income in addition to dividends received from the Company’s investments. The risk of this strategy is that investments may be called away, which the Company may have preferred to retain. Therefore, a limitation of 20% is placed on the amount of stock on which options can be written. The amount of the portfolio on which options are actually written is usually between 3-10% of the portfolio. The historical turnover of the portfolio is such that the average holding period is in excess of five years for our securities.

b)	The use of “Put” options. Put options are written on stocks which the Company is willing to purchase. While the Company does not have a high rate of turnover in its portfolio, there is some turnover; for example, due to preferred stocks being called back by the issuing Company, or stocks being called away because call options have been written. If the stock does not go below the put exercise price, the Company records the proceeds from the sale as income. If the put is exercised, the cost basis is reduced by the proceeds received from the sale of the put option. There may be occasions where the cost basis of the stock is lower than the market price at the time the option is exercised.
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c)	Speculative Short Sales/Short Options. The Company normally limits its speculative transactions to no more than 15% of the value of the portfolio. The Company may sell uncovered calls on certain stocks. If the stock price does not rise to the price of the call, the option is not exercised and the Company records the proceeds from the sale of the call as income. If the call is exercised, the Company will have a short position in the related stock. The Company then has the choice of covering the short position, or selling a put against it. If the put is exercised, then the short position is covered. The Company’s current accounting policy is to mark to market at the end of each quarter any short positions, and include it in the income statement. While the Company may have speculative positions equal to 15% of its accounts, in actual practice the net short stock positions usually account for less than 10% of the assets of the Company.

The Company realized a net gain from investments for the year ended December 31, 2013 of $1,412,661. The most significant items are as follows: Gains of $875,140 on the sale of 45,474 shares of Exelon, $1,607,162 on the sale of 39,400 shares of CH Energy as the result of a merger and $1,147,018 on the sale of 24,000 shares of Entergy. The Company incurred the following losses during the current year by using stock to close short positions: $(805,067) on 2,600 shares of Intuitive Surgical Group, $(514,153) on 22,500 shares of Hewlett Packard and $(282,685) on 500 shares of Apple. The Company also lost $(846,744) on the sale of 338,480 shares of USEC.

The Company realized a net loss from short sales of $(13,202,491) for the year ended December 31, 2013. These losses were mostly due to covering the following short positions: $(10,401,891) on 55,600 shares of Netflix, Inc., $(1,920,263) on 15,800 shares of Intuitive Surgical, Inc. and $(677,467) on 7,700 shares of Simon Property Group.

At December 31, 2013, the Company had net assets of $26,370,847 or $6.45 per share versus net assets of $35,113,819 or $8.50 per share at December 31, 2012. Net assets decreased by $(8,742,972) during the year ended December 31, 2013. The main reason for the decrease in net assets was the realized losses on short positions of $(13,202,491).

Since we are now reporting as an investment company, we no longer issue an Annual Report on Form 10-K. Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals. Blood volume measurement is a fundamental tool for accurate diagnosis and treatment in a variety of medical and surgical conditions. Among these conditions are congestive heart failure, critical care medicine and intensive care unit medicine, hypertension, syncope, pre-operative blood screening for hidden anemia, anemia in cancer patients, kidney failure, and hyponatremia, as well as additional conditions.

Despite the fact that blood volume derangements are commonly encountered in these conditions, treatment is based on indirect measurements and clinical signs that are, at best, crude guesstimates of what a patient’s actual blood volume status is. Dr. David Goldfarb of the NYU Medical Center performed a study on renal dialysis patients involving blood volume measurements just before dialysis and immediately after dialysis which demonstrated how variable the source of the fluid removed during dialysis is. Some patients had their fluid removed from their blood volume primarily while some patients had fluid removed from their extra vascular space. Renal dialysis patients have a 65% chance of being dead within five years after starting dialysis. 25% of the patients have a major “crash” episode each year. A crash episode is essentially a collapse of a patient’s blood pressure. It is possible that using blood volume measurement, combined with an inexpensive instrument that enables red cell concentration for patients to be monitored continuously during dialysis, and for physicians to obtain a scientific assessment of what blood volume changes the patient is undergoing during renal dialysis.

The Renal Research Group is a stand-alone dialysis facility in Manhattan. They are conducting another study on dialysis patients involving blood volume measurements. It is our hope that these types of studies will stimulate physicians who operate renal dialysis centers to incorporate such a basic test as blood volume measurement into their treatment protocols.

Hyponatremia is a condition in which patients have a low sodium concentration. Such conditions are frequently encountered in hospital patients. There are two primary causes of hyponatremia. One cause is inappropriate secretion of a brain hormone called vasopressin which causes water retention and dilution of the sodium. A drug called Tolvaptan, which blocks this hormone, is frequently administered to such patients. Literature enclosed by the manufacturer of Tolvaptin, sold as Samsca, states that the drug should not be used in patients with hypomatremia and low blood volume (hypovolemic). However, we have found, based on informal surveys, that this drug is frequently administered without the patient’s blood volume actually being measured. One major study (EVEREST Study) involving 4,133 patients published in JAMA (JAMA, March 28, 2007 – Vol. 297. No. 12) showed that there was no apparent benefit compared to a placebo in comparison to this drug. There were high death rates in both groups of patients.

The other major cause of hyponatremia is what is called renal salt wasting or cerebral salt wasting. These are conditions where the kidneys lose extra salt and such patients typically have a low blood volume. Giving a drug such as Tolvaptan to a patient who has a low blood volume and hyponatremia makes it very likely that the patient may develop kidney failure or have a collapse of the circulation and die. A recent study from Christiana Medical Center in Delaware reported that 40% of the patients diagnosed with cerebral salt wasting had low blood volume. Such patients definitely would not be candidates for a drug such as Tolvaptan. If physicians are treating these extremely critical conditions on the basis of crude guesstimates of a patient’s blood volume, it is not too surprising that there are high death rates in these conditions.

Septicemia is caused by bacteria in circulation and is a common occurrence in intensive care units. Death rates vary from 20% to 40% depending on the institution. Dr. Mihae Yu is one of the senior authors of an article published in Shock (A Prospective Randomized Trial Using Blood Volume Analysis in Addition to Pulmonary Artery Catheter, Compared with Pulmonary Artery Catheter Alone, to Guide Shock Resuscitation in Critically Ill Surgical Patients, Shock, Vol. 35, No. 3, pp. 220-228, 2011), which showed the different survival rates in 100 patients (a death rate of 8% for the patients whose treatment was guided by blood volume measurement versus a 24% death rate in a control group whose treatment was guided by the usual clinical laboratory parameters without blood volume measurement).

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At a meeting of the Society for Critical Care Medicine (SCCM) in January of 2013, there was a presentation about the dozens of different pharmaceutical agents which have been tested for the treatment of sepsis and ultimately failed. Pharmaceutical companies have spent hundreds of millions of dollars on these various products. It is not surprising that they failed because the fundamental derangement in sepsis is the inability to deliver adequate circulation to all parts of the body. In sepsis there is damage to the capillary walls. Physicians commonly treat patients with sepsis with what is called a water challenge. This is a crude guesstimate which may result in flooding a patient’s lungs or inadequately providing circulation to the organs of the body. It is not surprising that death rates from 20% to 40% are common in such situations.

The most widely read textbook in Critical Care Medicine is “The ICU Book (Intensive Care Unit)” by Paul Marino, M.D., PhD, FCCM. The fourth edition of this book was released in October of 2013. Dr. Marino is on the staff of Cornell University and is an internationally recognized authority on Critical Care Medicine.

In a chapter on Hypovolemia (Low Blood Volume) in the fourth edition of “The ICU Book,” Dr. Marino wrote the following: “Blood Volume measurements have traditionally required too much time to perform to be clinically useful in an ICU setting, but this has changed with the introduction of a semi-automated Blood Volume Analyzer (Daxor Corporation, New York, NY) that provides blood volume measurements in less than an hour. When blood volume measurements were made available for patient care, 53% of the measurements led to a change in fluid management, and this was associated with a significant decrease in mortality rate (from 24% to 8%). These results will require corroboration, but they highlight the limitations of the clinical assessment of blood volume, and the potential for improved outcomes when blood volume measurements are utilized for fluid management.” He also cited the article published in Shock which is co-authored by Dr. Mihae Yu.

Among the concluding statements Dr. Marino makes in this chapter are the following: “The clinical evaluation of intravascular volume, including the use of central venous pressure (CVP) measurements, is so flawed that it has been called a comedy of errors” and direct measurements of blood volume are clinically feasible, but are underutilized.”

This is important recognition from a physician who is considered one of the top authorities on Intensive Care Medicine. We are making every effort to publicize this information as part of our ongoing efforts to educate the public about the importance of blood volume measurement.

At the annual meeting of the Heart Failure Society of America which took place in September 2013, a study which was performed at the Mayo Clinic was presented. The study covered 29 congestive heart failure patients who had blood volume measurements after admission and prior to discharge. These patients were hospitalized for acute heart failure for an average of five to seven days. The lead investigator was Wayne Miller, M.D, PhD.

These blood volumes were performed using the Daxor BVA-100 and allowed physicians to determine if fluid removed as the result of diuretics came from the blood volume or water in the interstitial place, which is the water between the cells of the body. Diuretics are drugs which cause the kidneys to excrete extra salt and water and diminish blood volume. Overtreatment with diuretics can cause kidney damage and lead to kidney failure. Inadequate treatment can result in a condition called pulmonary hypertension which may result in liver failure, severe fluid retention and cardiac arrhythmias resulting in sudden death. This is the first time this type of information has been available on congestive heart failure patients. It is important for physician’s optimal treatment of patients.

With respect to our autologous blood storage program, we are still pursuing our efforts to encourage individuals to store their own blood. As a physician whose father died from a contaminated transfusion, I continue to be astonished at individuals who are happy to spend from $2,000 to $3,000 per year insuring their car but consider it extravagant to spend one dollar per day to store their own blood.

The American Medical Association has specifically stated that the safest blood to use is your own. Frozen blood stored at 150 degrees below freezing can be used for up to 10 years after it has been collected. Red blood cells can be used for up to 42 days after collection. However, studies have shown that there is a significant decrease in the effectiveness of the blood cells after only two weeks of refrigerated storage. In contrast, blood frozen at extremely low temperatures has similar characteristics to freshly donated blood once it is thawed and processed.

Some of the benefits of using your own blood during surgery are:

●	Improved surgical outcomes
●	Reduced costs
●	Reduced risk of anemia at the time of surgery
●	Greater protection against infection

There are non surgical conditions which can lead to the use of anti-coagulants, analgesics and aspirin. This can cause sudden blood loss which lowers the hematocrit and hemoglobin levels. Individuals who take these medications would benefit from storing their own blood for the following reasons:

●	Protect against heart and kidney failure
●	Reduce risk of anemia
●	Strengthening the immune system

I recently had a firsthand experience on the importance of storing your own blood. On February 4, 2014, I slipped on ice outside my home and fractured my hip. I was taken to Montefiore Medical Center and emergency surgery was performed on the same day. As a result of the surgery, I expect to retain the use of my own hip. My stored blood was thawed and shipped from Daxor’s facility in Manhattan.

At the time, my surgeons expressed the belief that I was not likely to need any transfusions. The next day my physicians noted that I had persistent tachycardia which is a fast pulse and it seemed to be increasing over the course of several hours. My one unit of frozen stored blood was administered with continuous monitoring over a period of one hour. My pulse gradually went back to normal as the transfusion was administered. Subsequent tests determined that I had lost 30% of my blood.

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It has been proven that there is considerable blood loss with hip and knee replacement which increases the need of blood transfusion. The study also shows that this is sometimes associated with infectious risks and other complications. This is yet another example of the importance of storing one’s own blood before surgery.

We are in the process of creating professional grade videos in order to provide additional educational material to the public about the benefits of this most important form of protection.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Joseph Feldschuh, MD

President

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Daxor Corporation

Schedule of Investments

December 31, 2013

	Shares	Market Value
COMMON STOCKS - 155.55%

Banking - 2.76%
Diversified Banks – 2.37%
Bank of America Corp.	40,195	$625,836

Regional Banks - 0.39%
First Niagara Financial Group, Inc.	5,000	$53,100
Popular, Inc. (a)	1,700	48,841
		$101,941

Total Banking		$727,777

Communication Services-0.38%
Blackberry Limited (a)	5,000	$37,200
Frontier Communications Corp.	12,500	58,125
Novatel Wireless Inc. (a)	2,000	4,740
		$100,065

Diversified Computer Systems-0.04%
Hewlett Packard	400	$11,192

Investment Services-1.10%
United States Natural Gas Fund, LLP (a)	14,062	$290,943

Iron and Steel-0.51%
AK Steel Holding Corp.(a)	16,300	$133,660

Medical Appliances & Equipment-0.59%
Intuitive Surgical, Inc.	400	$153,632

Oil & Gas Operations-0.46%
Exco Resources, Inc.	12,500	$66,375
Williams Companies, Inc.	1,200	46,284
WPX Energy Inc. (a)	400	8,152
		$120,811

Other Common Stock-0.04%
USEC, Inc. (a)	20	$132
PHH Corp. (a)	79	1,924
General Motors Company (a)	121	4,945
General Motors Liq Co. (a)	100	3,215
		$10,216

Semi-Conductors-0.07%
Advanced Micro Devices, Inc. (a)	5,000	$19,350
5

Daxor Corporation

Schedule of Investments (Continued)

December 31, 2013

	Shares	Market Value
COMMON STOCKS-155.55%

Utilities-149.29%
Electric Utilities-146.00%
Ameren Corp.	4,000	$144,640
American Electric Power Co. Inc.	22,600	1,056,324
Avista Corp.	14,396	405,823
Calpine Corp. (a)	1,328	25,909
Centerpoint Energy, Inc.	5,000	115,900
CMS	41,500	1,110,955
DTE Energy Co.	47,000	3,120,330
Duke Energy Corp.	18,117	1,250,254
Edison International	7,000	324,100
Entergy Corp.	101,145	6,399,444
Exelon Corp.	118,700	3,251,193
Firstenergy Corp.	98,286	3,241,472
Great Plains Energy Inc.	21,000	509,040
Hawaiian Electric Industries, Inc.	58,200	1,516,692
National Grid PLC Shares	62,951	4,111,959
National Grid PLC ADR	30,392	397,203
NISOURCE Inc.	44,000	1,446,720
Northeast Utilities	41,320	1,751,555
NRG Energy, Inc.	1,100	31,592
Pepco Holdings Inc.	2,201	42,105
PG & E Corp.	7,000	281,960
Pinnacle West Capital Corp.	31,002	1,640,626
PNM Resources, Inc.	78,750	1,899,450
Teco Energy, Inc.	2,000	34,480
UIL Holdings Corp.	22,332	865,365
UNITIL Corp.	52,900	1,612,921
Westar Energy, Inc.	42,941	1,381,412
XCEL Energy, Inc.	19,050	532,257
		$38,501,681

Natural Gas Utilities-3.29%
Integrys Energy Group, Inc.	4,500	$244,845
Southwest Gas Corp.	1,000	55,910
Spectra Energy Corp.	15,925	567,249
		$868,004

Total Utilities		$39,369,685

Waste Management-0.31%
Veolia Environment SA ADR	5,000	$81,800

Total Common Stock (Cost $17,911,154)-155.55%		$41,019,131
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Daxor Corporation

Schedule of Investments (Continued)

December 31, 2013

	Shares	Market Value

Preferred Stocks-6.17%
Diversified Banks-4.76%
Bank of America Corp., 6.204% Series D	1,000	$24,090
Bank of America Corp., 7.250% Series L	700	742,700
Barclays Bank PLC ADR, 8.125% Series 5 Callable	2,500	63,425
Citigroup, 6.35% Callable Due 03/15/67	1,200	30,060
Deutsche Bank Contingent Capital Trust III Preferred, Div 7.60%	10,000	259,600
Goldman Sachs Group, 6.20% Series B Callable	1,000	22,500
Wells Fargo Company, 8.00 % Series J Non-Cumulative	4,000	111,840
		$1,254,215

Electric Utilities-1.32%
Duquesne Light Co. Preferred, 3.75% Callable	400	$17,440
Pacific Gas & Electric, 5% Series D	1,000	23,749
Pacific Gas & Electric, 5% Series E	1,100	25,520
Pacific Gas & Electric, 6% Series A	4,200	112,056
Southern California Edison, 4.32% Callable	5,500	113,190
Southern California Edison, 4.78% Callable	2,500	55,963
		$347,918

Life Insurance-0.09%
MetLife Inc., Series B	1,000	$24,900

Total Preferred Stock (Cost $1,106,326)-6.17%		$1,627,033

Miscellaneous Other Securities (Cost $3,031)-0.01%		$3,031

Total Investment in Securities (Cost $19,020,511) -161.73%		$42,649,195

Investment in Operating Division -12.66%		$3,338,494

Current Federal Income Tax Refund Receivable- 4.11%		$1,084,117

Other Assets- 1.22%		$322,429

Total Assets-179.72%		$47,394,235
Total Liabilities – (79.72%)		(21,023,388)
Net Assets-100.00%		$26,370,847
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Daxor Corporation
Schedule of Investments (Continued)
December 31, 2013

At December 31, 2013, the net unrealized appreciation for investment in securities based on cost for federal income tax purposes of $15,358,645 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$15,597,788
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value, net of tax effect	(239,143)
Net unrealized appreciation, net of tax effect	$15,358,645

(a)	Non-income producing security

Portfolio Analysis

As of December 31, 2013

Percentage of Net Assets
Common Stock
Banking	2.76%
Communication Services	0.38%
Diversified Computer Services	0.04%
Investment Services	1.10%
Iron and Steel	0.51%
Medical Appliances & Equipment	0.59%
Oil & Gas Operations	0.46%
Other Common Stock	0.04%
Semi-Conductors	0.07%
Utilities	149.29%
Waste Management	0.31%
Total Common Stock	155.55%

Preferred Stock
Diversified Banks	4.76%
Electric Utilities	1.32%
Life Insurance	0.09%
Total Preferred Stock	6.17%

Other Miscellaneous Securities	0.01%

Total Investment in Securities	161.73%
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Daxor Corporation
Schedule of Investments (Continued)
December 31, 2013

Name of Issuer	Number of Shares in Short Position at 12/31/2013	Value of Short Position at 12/31/2013
Securities Sold Short- (70.38%)
Apple, Inc.	(2,000)	$(1,122,040)
Best Buy Co. Inc.	(10,900)	(434,692)
Coach, Inc.	(15,000)	(841,950)
First Solar, Inc.	(7,500)	(409,800)
Gap, Inc.	(5,000)	(195,400)
General Electric Co.	(2,500)	(70,075)
Green Mountain Coffee Roasters Inc.	(40,000)	(3,021,600)
Hewlett Packard	(2,300)	(64,354)
Intuitive Surgical, Inc.	(1,100)	(422,488)
KB Home	(3,000)	(54,840)
Netflix, Inc.	(21,500)	(7,915,655)
Ralph Lauren Corporation	(2,000)	(353,140)
Pool Corp.	(5,000)	(290,700)
Simon Property Group Inc.	(19,300)	(2,936,688)
Starbucks Corporation	(3,500)	(274,365)
Toll Brothers Inc.	(1,500)	(55,500)
UBS AG	(5,000)	(96,250)
Total Securities Sold Short- (70.38%)		$(18,559,537)

Receivable from Broker- 70.89%		18,693,434

Net receivable due from broker-0.51%		$133,897

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Summary of Options
 As at December 31, 2013

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR MARKET VALUE
Open Options Written-(2.71%)
Call Options Written- (1.90%)
AK Steel Holding Corp.	(75)	5.50	01/17/2014	$(20,475)
Apple, Inc.	(10)	600.00	01/17/2014	(1,361)
Apple, Inc.	(10)	600.00	02/21/2014	(10,073)
Bank of America Corp.	(250)	15.00	01/17/2014	(17,573)
Bank of America Corp.	(100)	17.00	01/17/2014	(247)
Bank of America Corp.	(20)	15.00	02/21/2014	(1,770)
BlackBerry Limited	(40)	8.00	01/17/2014	(589)
BlackBerry Limited	(40)	9.00	01/17/2014	(144)
BlackBerry Limited	(30)	9.00	02/21/2014	(406)
BlackBerry Limited	(40)	9.00	03/21/2014	(1,032)
Entergy Corp.	(78)	62.50	01/17/2014	(10,140)
Entergy Corp.	(140)	65.00	01/17/2014	(4,600)
Entergy Corp.	(50)	67.50	01/17/2014	(750)
Entergy Corp.	(130)	70.00	01/17/2014	(1,209)
Entergy Corp.	(150)	65.00	02/21/2014	(13,500)
Entergy Corp.	(50)	37.50	03/21/2014	(2,625)
Entergy Corp.	(50)	62.50	03/21/2014	(11,375)
Entergy Corp.	(50)	65.00	03/21/2014	(5,500)
Entergy Corp.	(40)	67.50	03/21/2014	(2,141)
Entergy Corp.	(85)	70.00	03/21/2014	(2,119)
Entergy Corp.	(50)	65.00	06/20/2014	(9,857)
Entergy Corp.	(40)	67.50	06/20/2014	(4,689)
Entergy Corp.	(90)	70.00	06/20/2014	(5,924)
Exco Resources Inc.	(50)	9.00	01/17/2014	—
Exco Resources Inc.	(35)	7.00	06/20/2014	(1,049)
Exelon Corp.	(25)	30.00	01/17/2014	(125)
Exelon Corp.	(30)	31.00	01/17/2014	(150)
Exelon Corp.	(25)	32.00	01/17/2014	(125)
Exelon Corp.	(50)	33.00	01/17/2014	(250)
Exelon Corp.	(50)	34.00	01/17/2014	(250)
Exelon Corp.	(50)	35.00	01/17/2014	(150)
Exelon Corp.	(80)	30.00	04/18/2014	(2,500)
Exelon Corp.	(50)	31.00	04/18/2014	(848)
Exelon Corp.	(25)	32.00	04/18/2014	(260)
Exelon Corp.	(35)	33.00	04/18/2014	(269)
Exelon Corp.	(50)	30.00	07/18/2014	(3,000)
Exelon Corp.	(50)	31.00	07/18/2014	(2,000)
Exelon Corp.	(50)	32.00	07/18/2014	(1,500)
Exelon Corp.	(100)	33.00	07/18/2014	(1,978)
First Niagra Financial Group Inc.	(50)	12.50	04/18/2014	(1,250)
First Solar, Inc.	(21)	40.00	01/17/2014	(30,752)
First Solar, Inc.	(35)	45.00	03/21/2014	(40,960)
First Solar, Inc.	(40)	35.00	06/20/2014	(83,819)
FirstEnergy Corp.	(140)	40.00	01/17/2014	(451)
FirstEnergy Corp.	(50)	42.00	01/17/2014	(500)
FirstEnergy Corp.	(35)	38.00	04/18/2014	(919)
FirstEnergy Corp.	(50)	39.00	04/18/2014	(1,021)
FirstEnergy Corp.	(50)	41.00	04/18/2014	(607)
FirstEnergy Corp.	(105)	42.00	04/18/2014	(1,130)
FirstEnergy Corp.	(30)	38.00	07/18/2014	(1,350)
FirstEnergy Corp.	(50)	39.00	07/18/2014	(1,651)
FirstEnergy Corp.	(40)	40.00	07/18/2014	(1,032)
10

Daxor Corporation
Summary of Options (Continued)
As at December 31, 2013

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR MARKET VALUE
Call Options Written- (1.90%)
FirstEnergy Corp.	(30)	41.00	07/18/2014	$(577)
FirstEnergy Corp.	(35)	42.00	07/18/2014	(530)
Hewlett Packard Company	(25)	24.00	01/17/2014	(10,123)
Hewlett Packard Company	(90)	25.00	01/17/2014	(27,900)
Hewlett Packard Company	(30)	25.00	02/21/2014	(10,291)
Icahn Enterprises, L.P.	(15)	130.00	03/21/2014	(3,638)
Intuitive Surgical, Inc.	(5)	400.00	01/17/2014	(961)
Intuitive Surgical, Inc.	(5)	405.00	01/17/2014	(566)
Intuitive Surgical, Inc.	(5)	450.00	01/17/2014	(1)
Intuitive Surgical, Inc.	(5)	455.00	01/17/2014	—
Intuitive Surgical, Inc.	(4)	460.00	01/17/2014	—
Intuitive Surgical, Inc.	(5)	450.00	04/18/2014	(2,906)
National Grid PLC	(212)	65.00	03/21/2014	(31,800)
National Grid PLC	(30)	65.00	06/20/2014	(6,600)
Netflix, Inc.	(5)	325.00	01/17/2014	(21,785)
Netflix, Inc.	(10)	325.00	02/21/2014	(53,781)
Simon Property Group Inc.	(15)	150.00	01/17/2014	(5,184)
Simon Property Group Inc.	(15)	155.00	01/17/2014	(1,630)
Simon Property Group Inc.	(10)	160.00	01/17/2014	(204)
Simon Property Group Inc.	(15)	165.00	01/17/2014	(29)
Simon Property Group Inc.	(10)	170.00	04/18/2014	(733)
St. Joe Co.	(25)	17.00	01/17/2014	(5,500)
St. Joe Co.	(30)	18.00	01/17/2014	(3,825)
Toll Brothers Inc.	(40)	37.00	01/17/2014	(3,717)
United States Natural Gas Fund, LLP	(56)	23.00	01/17/2014	(672)
United States Natural Gas Fund, LLP	(84)	27.00	01/17/2014	(155)
Veolia Environment SA	(50)	22.50	04/18/2014	(1,250)
Total Call Options Written				$(502,353)
11

Daxor Corporation
Summary of Options (Continued)
As at December 31, 2013

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR MARKET VALUE
Put Options Written- (0.81%)
American International Group, Inc.	(50)	30.00	01/17/2014	$—
American International Group, Inc.	(50)	30.00	02/21/2014	(162)
American International Group, Inc.	(50)	31.00	02/21/2014	(200)
American International Group, Inc.	(50)	35.00	02/21/2014	(326)
Apple, Inc.	(5)	350.00	01/17/2014	—
Apple, Inc.	(5)	400.00	01/17/2014	—
Apple, Inc.	(5)	430.00	01/17/2014	—
Apple, Inc.	(5)	440.00	01/17/2014	—
Apple, Inc.	(5)	460.00	01/17/2014	(2)
Apple, Inc.	(5)	380.00	02/21/2014	(23)
Apple, Inc.	(5)	420.00	02/21/2014	(134)
Apple, Inc.	(5)	440.00	02/21/2014	(299)
Apple, Inc.	(5)	450.00	02/21/2014	(463)
Apple, Inc.	(5)	460.00	02/21/2014	(642)
Apple, Inc.	(5)	470.00	02/21/2014	(956)
Apple, Inc.	(5)	350.00	04/18/2014	(72)
AT&T, Inc.	(50)	25.00	01/17/2014	(4)
AT&T, Inc.	(50)	28.00	01/17/2014	(98)
AT&T, Inc.	(50)	25.00	04/18/2014	(202)
Bank of America Corp.	(225)	10.00	01/17/2014	—
Bank of America Corp.	(125)	12.00	01/17/2014	—
Bank of America Corp.	(50)	13.00	01/17/2014	(2)
Bank of America Corp.	(30)	14.00	02/21/2014	(258)
Bank of America Corp.	(50)	13.00	03/21/2014	(372)
Bank of America Corp.	(50)	14.00	03/21/2014	(902)
Bank of America Corp.	(100)	10.00	05/16/2014	(166)
Bank of America Corp.	(200)	12.00	05/16/2014	(1,617)
Bank of America Corp.	(50)	13.00	05/16/2014	(851)
Bank of America Corp.	(50)	14.00	05/16/2014	(1,783)
Bank of America Corp.	(50)	12.00	08/15/2014	(983)
Bank of America Corp.	(100)	13.00	08/15/2014	(3,400)
Bank of America Corp.	(50)	14.00	08/15/2014	(2,867)
Bank of America Corp.	(50)	7.00	01/16/2015	(225)
Bank of America Corp.	(200)	10.00	01/16/2015	(3,821)
Bank of America Corp.	(100)	12.00	01/16/2015	(4,525)
Bank of New York Corporation	(50)	18.00	01/17/2014	—
Bank of New York Corporation	(50)	20.00	01/17/2014	—
Bank of New York Corporation	(50)	20.00	01/16/2015	(1,337)
Beazer Homes USA, Inc.	(35)	16.00	01/17/2014	—
Best Buy Co. Inc.	(50)	15.00	01/17/2014	—
Best Buy Co. Inc.	(50)	18.00	01/17/2014	—
Best Buy Co. Inc.	(100)	20.00	01/17/2014	—
Best Buy Co. Inc.	(20)	22.00	01/17/2014	—
Best Buy Co. Inc.	(30)	27.00	01/17/2014	(14)
Best Buy Co. Inc.	(40)	24.00	03/21/2014	(453)
Best Buy Co. Inc.	(40)	25.00	03/21/2014	(554)
Best Buy Co. Inc.	(40)	26.00	03/21/2014	(726)
Best Buy Co. Inc.	(65)	23.00	06/20/2014	(2,429)
BlackBerry Limited	(50)	7.00	01/17/2014	(931)
BlackBerry Limited	(50)	7.00	03/21/2014	(2,894)
Blackstone Group LP	(50)	12.00	01/17/2014	—
Blackstone Group LP	(40)	15.00	01/17/2014	—
BP PLC	(40)	35.00	01/17/2014	—
12

Daxor Corporation
Summary of Options (Continued)
As at December 31, 2013

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR MARKET VALUE
Put Options Written- (0.81%)
BP PLC	(50)	36.00	01/17/2014	$—
BP PLC	(50)	37.00	01/17/2014	—
BP PLC	(50)	38.00	01/17/2014	—
BP PLC	(50)	39.00	01/17/2014	(1)
BP PLC	(50)	37.00	04/18/2014	(356)
BP PLC	(50)	30.00	01/16/2015	(1,308)
Cisco Systems, Inc.	(50)	13.00	01/17/2014	—
Cisco Systems, Inc.	(50)	15.00	01/17/2014	—
Citigroup, Inc.	(50)	27.00	01/17/2014	—
Citigroup, Inc.	(50)	30.00	01/17/2014	—
Citigroup, Inc.	(100)	25.00	01/16/2015	(1,923)
Coach, Inc.	(50)	35.00	01/17/2014	—
Coach, Inc.	(50)	40.00	01/17/2014	(125)
Coach, Inc.	(50)	43.00	01/17/2014	—
Coach, Inc.	(50)	45.00	01/17/2014	—
Coach, Inc.	(20)	35.00	05/16/2014	(177)
Consolidated Edison, Inc.	(45)	40.00	01/17/2014	—
Consolidated Edison, Inc.	(35)	45.00	01/17/2014	—
Consolidated Edison, Inc.	(50)	40.00	01/16/2015	(2,580)
Delta Air Lines Inc.	(50)	7.00	01/17/2014	—
Entergy Corp.	(50)	62.50	01/17/2014	(2,988)
Entergy Corp.	(25)	60.00	03/21/2014	(3,113)
Entergy Corp.	(70)	55.00	06/20/2014	(7,586)
Exco Resources Inc.	(100)	5.00	01/17/2014	(1,890)
Exco Resources Inc.	(70)	7.00	01/17/2014	(12,425)
Exco Resources Inc.	(50)	6.00	03/21/2014	(4,985)
Exco Resources Inc.	(50)	7.00	06/20/2014	(10,106)
Exelon Corp.	(50)	27.00	01/17/2014	(1,563)
Exelon Corp.	(50)	28.00	01/17/2014	(4,040)
Exelon Corp.	(50)	29.00	01/17/2014	(8,275)
Exelon Corp.	(26)	31.00	01/17/2014	(9,407)
Exelon Corp.	(15)	32.00	01/17/2014	(6,916)
Exelon Corp.	(40)	24.00	04/18/2014	(1,147)
First Solar, Inc.	(50)	25.00	01/17/2014	—
First Solar, Inc.	(30)	35.00	01/17/2014	(5)
First Solar, Inc.	(40)	38.00	01/17/2014	(43)
First Solar, Inc.	(50)	32.00	03/21/2014	(1,040)
First Solar, Inc.	(15)	40.00	03/21/2014	(1,471)
First Solar, Inc.	(30)	25.00	06/20/2014	(750)
First Solar, Inc.	(40)	40.00	06/20/2014	(9,077)
Gap, Inc.	(50)	15.00	01/17/2014	—
Gap, Inc.	(50)	17.00	01/17/2014	—
General Electric Co.	(50)	18.00	06/20/2014	(200)
General Motors Company	(35)	18.00	01/17/2014	—
General Motors Company	(40)	23.00	06/20/2014	(301)
Green Mountain Coffee Roasters Inc.	(50)	30.00	01/17/2014	—
Green Mountain Coffee Roasters Inc.	(68)	33.00	01/17/2014	(205)
Green Mountain Coffee Roasters Inc.	(20)	35.00	01/17/2014	—
Green Mountain Coffee Roasters Inc.	(50)	40.00	01/17/2014	(150)
Green Mountain Coffee Roasters Inc.	(25)	45.00	01/17/2014	(87)
Green Mountain Coffee Roasters Inc.	(32)	62.50	01/17/2014	(496)
Green Mountain Coffee Roasters Inc.	(50)	55.00	02/21/2014	(3,300)
Green Mountain Coffee Roasters Inc.	(50)	57.50	02/21/2014	(4,750)
13

Daxor Corporation
Summary of Options (Continued)
As at December 31, 2013

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR MARKET VALUE
Put Options Written- (0.81%)
Green Mountain Coffee Roasters Inc.	(50)	60.00	02/21/2014	$(6,300)
Green Mountain Coffee Roasters Inc.	(20)	35.00	03/21/2014	(105)
Green Mountain Coffee Roasters Inc.	(35)	45.00	03/21/2014	(1,365)
Green Mountain Coffee Roasters Inc.	(40)	50.00	03/21/2014	(2,680)
Green Mountain Coffee Roasters Inc.	(50)	15.00	12/19/2014	—
Hartford Financial Services Group, Inc.	(50)	15.00	01/17/2014	—
Hewlett Packard Company	(50)	18.00	01/17/2014	(7)
Hewlett Packard Company	(50)	19.00	01/17/2014	(26)
Hewlett Packard Company	(50)	20.00	01/17/2014	(50)
Hewlett Packard Company	(25)	23.00	01/17/2014	(55)
Hewlett Packard Company	(35)	15.00	02/21/2014	(1)
Hewlett Packard Company	(50)	18.00	02/21/2014	(67)
Hewlett Packard Company	(50)	20.00	02/21/2014	(155)
Hewlett Packard Company	(25)	22.00	03/21/2014	(517)
Hewlett Packard Company	(50)	18.00	05/16/2014	(431)
Hewlett Packard Company	(50)	19.00	05/16/2014	(640)
iShares Silver Trust	(50)	17.00	01/17/2014	(426)
Johnson & Johnson	(50)	50.00	01/17/2014	—
Johnson Controls Inc.	(65)	23.00	01/17/2014	—
JP Morgan Chase & Co.	(50)	35.00	01/17/2014	(21)
KB Home	(50)	10.00	01/17/2014	(100)
KB Home	(25)	12.00	04/18/2014	(272)
Microsoft Corporation	(50)	25.00	01/17/2014	—
Microsoft Corporation	(30)	30.00	07/18/2014	(1,468)
Monsanto Company	(50)	45.00	01/17/2014	—
Morgan Stanley	(50)	13.00	01/17/2014	—
Morgan Stanley	(50)	15.00	01/17/2014	—
Morgan Stanley	(50)	20.00	01/17/2014	—
Mosaic Company	(40)	35.00	03/21/2014	(443)
Netflix, Inc.	(10)	190.00	01/17/2014	—
Netflix, Inc.	(10)	200.00	01/17/2014	—
Netflix, Inc.	(10)	210.00	01/17/2014	(30)
Netflix, Inc.	(10)	220.00	01/17/2014	—
Netflix, Inc.	(10)	280.00	01/17/2014	(30)
Netflix, Inc.	(10)	285.00	01/17/2014	(40)
Netflix, Inc.	(10)	290.00	01/17/2014	(70)
Netflix, Inc.	(10)	330.00	01/17/2014	(820)
Netflix, Inc.	(10)	335.00	01/17/2014	(1,190)
Netflix, Inc.	(5)	230.00	02/21/2014	(269)
Netflix, Inc.	(10)	250.00	02/21/2014	(1,112)
Netflix, Inc.	(10)	260.00	02/21/2014	(1,601)
Netflix, Inc.	(10)	270.00	02/21/2014	(2,200)
Netflix, Inc.	(10)	280.00	02/21/2014	(2,955)
Netflix, Inc.	(10)	285.00	02/21/2014	(3,450)
Netflix, Inc.	(10)	290.00	02/21/2014	(4,100)
Netflix, Inc.	(10)	295.00	02/21/2014	(4,790)
Netflix, Inc.	(10)	300.00	02/21/2014	(5,350)
Newmont Mining Corporation	(50)	24.00	01/17/2014	(6,412)
Newmont Mining Corporation	(35)	24.00	03/21/2014	(7,943)
Newmont Mining Corporation	(30)	20.00	06/20/2014	(3,727)
Newmont Mining Corporation	(35)	20.00	01/16/2015	(7,967)
NRG Energy, Inc.	(50)	18.00	01/17/2014	—
Nustar Energy L.P.	(20)	40.00	03/21/2014	(1,071)
14

Daxor Corporation Summary of Options (Continued) As at December 31, 2013

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR MARKET VALUE
Put Options Written- (0.81%)
Pitney Bowes Inc.	(50)	13.00	01/17/2014	$—
Pool Corp.	(25)	35.00	01/17/2014	(750)
Pool Corp.	(25)	40.00	04/18/2014	(875)
PPL Corporation	(30)	25.00	01/17/2014	—
Ralph Lauren Corporation	(20)	120.00	01/17/2014	—
Ralph Lauren Corporation	(10)	130.00	01/17/2014	(2)
Ralph Lauren Corporation	(15)	130.00	04/18/2014	(634)
Simon Property Group Inc.	(15)	114.80	01/17/2014	(45)
Simon Property Group Inc.	(10)	119.80	01/17/2014	(30)
Simon Property Group Inc.	(25)	129.80	01/17/2014	(86)
Simon Property Group Inc.	(10)	134.80	01/17/2014	(66)
Simon Property Group Inc.	(15)	139.80	01/17/2014	(196)
Simon Property Group Inc.	(10)	144.80	01/17/2014	(385)
St. Joe Co.	(25)	16.00	03/21/2014	(465)
Starbucks Corporation	(35)	60.00	01/17/2014	(105)
Starbucks Corporation	(25)	50.00	04/18/2014	(86)
Teva Pharmaceutical Industries Limited	(40)	32.50	01/17/2014	(45)
Toll Brothers Inc.	(50)	15.00	01/17/2014	—
Toll Brothers Inc.	(40)	20.00	01/17/2014	—
Toll Brothers Inc.	(20)	20.00	03/21/2014	(3)
Toll Brothers Inc.	(30)	20.00	06/20/2014	(118)
Veolia Environment SA	(25)	15.00	01/17/2014	(34)
Verizon Communications, Inc.	(100)	30.00	01/17/2014	—
Verizon Communications, Inc.	(50)	35.00	01/17/2014	(75)
Verizon Communications, Inc.	(50)	35.00	04/18/2014	(267)
Verizon Communications, Inc.	(40)	35.00	0718/2014	(703)
Wells Fargo Company	(50)	25.00	01/17/2014	—
Total Put Options Written				$(212,705)

Total Call and Put Options Written- (Premium Received) (2.71%)				$(715,058)

Margin loans payable-(76.77%)				$(20,245,061)

Other liabilities-(0.24%)				$(63,269)

TOTAL LIABILITIES – (79.72%)				$(21,023,388)

15

Daxor Corporation
 Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities at fair value (identified cost $19,020,511)	$42,649,195
Investment in operating division	3,338,494
Deferred income taxes, net	17,228
Receivables:
Broker	133,897
Prepaid taxes	26,621
Dividends	144,683
Federal tax refund	1,084,117
Total Assets	$47,394,235
Liabilities:
Payable:
Margin loans	20,245,061
Call and put options	715,058
Income taxes payable	35,510
Accounts payable and accrued expenses	27,759
Total Liabilities	$21,023,388

Net assets	$26,370,847
Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,089,578 shares outstanding of $0.01 par value capital stock outstanding)	$6.45
Net assets consist of:
Capital paid in	$10,743,755
Undistributed net investment income	12,995,375
Net unrealized appreciation on investments	15,358,645
Treasury stock	(12,726,928)
Net Assets	$26,370,847

The accompanying notes are an integral part of these financial statements.

16

Daxor Corporation
Statement of Operations
For the Year Ended December 31, 2013

Investment Income:
Dividend income	$2,047,523

Expense:
Investment administrative charges	236,854
Professional fees	128,875
Transfer agent	57,114
Interest	204,777
Total Expenses	627,620
Net Investment Income Before Income Taxes	1,419,903
Income Tax Benefit	(3,762,100)
Net Investment Income	5,182,003

Realized and Unrealized Gain on Investments
Net realized gain from investments	1,412,661
Net realized gain from options	4,655,023
Net realized loss from short sales	(13,202,491)
Net change in unrealized depreciation on investments and options, net of deferred tax benefit of $1,031,029	(2,347,116)
Net change in unrealized depreciation on Operating Division	(3,918,453)
Net Realized and Unrealized Losses on Investments	(13,400,376)

Net Decrease in Net Assets Resulting From Operations	$(8,218,373)

The accompanying notes are an integral part of these financial statements.

17

Daxor Corporation
Statement of Changes in Net Assets

For the Years Ended December 31, 2013 and 2012

	2013	2012

(Decrease) Increase in Net Assets from Investments:
Net investment income	$5,182,003	$5,686,741
Net realized gain from investments	1,412,661	(4,185,917)
Net realized gain from options	4,655,023	5,433,703
Net realized loss from short sales	(13,202,491)	(4,435,731)
Net change in unrealized depreciation on investments	(2,347,116)	2,691,097
Net change in unrealized depreciation on operating division	(3,918,453)	(4,002,925)
Net (Decrease) Increase in Net Assets Resulting From Operations	(8,218,373)	1,186,968

Capital Share Transactions:
Increase in net assets resulting from stock-based compensation expense	—	5,838
Decrease in net assets resulting from purchase of treasury stock	(320,050)	(572,786)
Decrease in net assets resulting from payment of dividends	(204,549)	(833,386)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(524,599)	(1,400,334)
Total Decrease in Net Assets	(8,742,972)	(213,366)

Net Assets:
Beginning of Year	35,113,819	35,327,185

End of Year (including undistributed net investment income of $12,995,375 and $20,985,950)	$26,370,847	$35,113,819

The accompanying notes are an integral part of these financial statements.

18

Daxor Corporation
Statement of Cash Flows
For the Year Ended December 31, 2013

Cash flows from operating activities:
Net loss from operations	$(8,218,373)
Net realized gain from investments	(1,412,661)
Net realized gain from options	(4,655,023)
Net realized loss from short sales	13,202,491
Net change in unrealized depreciation on investments	2,347,116
Investment in/purchases of operating division	(3,960,765)
Net change in unrealized depreciation on operating division	3,918,453
Purchase of call and put options	(6,326,877)
Sale of call and put options	7,380,587
Purchases of securities	(18,061,466)
Proceeds from sales of securities	11,563,281
Increase in receivable from broker	(133,897)
Decrease in dividends receivable	3,393
Increase in prepaid taxes	(26,621)
Increase in accounts payable	16,450
Decrease in income tax refund receivable	1,065,883
Decrease in income taxes payable	(3,090)
Decrease in securities sold short, net of receivable from broker	(874,797)
Deferred income taxes	(4,862,849)
Non-cash dividend income	(3,898)
Net cash used in operating activities	(9,042,663)

Cash provided by financing activities:
Proceeds from margin loan payable	30,484,342
Repayment of margin loan payable	(20,917,080)
Payment of common stock dividend	(204,549)
Purchase of treasury stock	(320,050)
Net cash provided by financing activities	9,042,663

Net increase in cash:	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for:

Income taxes	$34,468

Interest	$204,777

The accompanying notes are an integral part of these financial statements.

19

Daxor Corporation
Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 1-212-330-8500.

	Year Ended December 31, 2013	Year Ended December 31, 2012

Net Asset Value Per Share, Beginning of Year	$8.50	$8.41

Net investment income	1.26	1.36
Net realized and unrealized (loss) from investments	(3.26)	(1.08)
Other	—	0.01
Total from Investment Operations	(2.00)	0.29

Less:
Dividends paid	(0.05)	(0.20)

Decrease (Increase) in Net Asset Value Per Share	(2.05)	0.09

Net Asset Value Per Share, End of Year	$6.45	$8.50

Total Return on Average Net Assets	(27.40%)	1.05%

Ratios/Supplemental Data

Net assets, end of year (in 000’s)	$26,370	$35,113

Ratio of total expenses to average net assets	2.04%	1.66%

Ratio of net investment income before income taxes to average net assets	4.62%	5.15%

Ratio of net investment income to average net assets	16.86%	16.15%

Portfolio turnover rate	24.60%	18.92%

The accompanying notes are an integral part of these financial statements.

20

Daxor Corporation
Notes to Financial Statements
December 31, 2013

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Company also has an Operating Division that is a medical device company which provides biotechnology and cryobanking services (the “Operating Division’).

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

21

Daxor Corporation
Notes to Financial Statements

December 31, 2013

2. Significant Accounting Policies-(continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statements of financial condition at estimated fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve. The Company may at its discretion pay dividends to shareholders.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

22

Daxor Corporation
Notes to Financial Statements

December 31, 2013

3. Investments and related risks

The following tables summarize the inputs used as of December 31, 2013 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2013, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$41,019,131	$—	$—	$41,019,131
Preferred Stocks	1,627,033	—	—	1,627,033
Miscellaneous Other Securities	3,031	—	—	3,031
Investment in Operating Division	—	—	3,338,494	3,338,494
Total	$42,649,195	$—	$3,338,494	$45,987,689

Liabilities	Level 1	Level 2	Level 3	Total
Margin Loans	$20,245,061	$—	$—	$20,245,061
Call and Put Options	$715,058	$—	$—	$715,058

During the year ended December 31, 2013, the Company realized proceeds of $11,563,281 from the sale of investment securities and $7,380,587 from writing call and put options. During the same period, the Company spent $ 18,061,466 to purchase investment securities and $6,326,877 to purchase call and put options.

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the year ended December 31, 2013:

Balance at December 31, 2013
Balance, January 1, 2013	$3,296,182
Investment in/Loan to Operating Division	3,960,765
Unrealized Loss on Operating Division	(3,918,453)
Balance December 31, 2013	$3,338,494

The Company’s Level 3 assets consist of its investment in its Operating Division. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations.

As such, the Company has determined that the value of the Operating Division approximates the net book value of certain property and equipment reduced by the remaining mortgage balance on such property and equipment. The property and equipment consist of land, buildings and laboratory equipment located in Oak Ridge, Tennessee.

23

Daxor Corporation
Notes to Financial Statements

December 31, 2013

4. Derivative Instruments

The Company writes call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

The following table summarizes the Company’s activity in call and put options for the year ended December 31, 2013.

Total Proceeds Received on open positions at 01/01/2013	Sale of Options from 01/01/2013-12/31/2013	Expirations, Purchases and Assignments of Options from 01/01/2013-12/31/2013	Proceeds Received on open positions at 12/31/2013	Market Value at 12/31/2013	Change in Unrealized Deprecation at 12/31/2013
$4,601,754	$7,380,587	$10,975,379	$1,006,962	$715,058	$291,904

The derivatives are shown at market value of $715,058 on the Statement of Assets and Liabilities at December 31, 2013 as “Call and Put Options.”

The following table summarizes the value of all derivatives as reported on the Statement of Assets and Liabilities at December 31, 2013:

Description	Market Value	Proceeds	Net (Loss) Gain	Unrealized Gain	Unrealized (Loss)
Call Options	$502,353	$492,512	$(9,841)	$131,251	$(141,092)
Put Options	212,705	514,450	301,745	330,357	(28,612)
Total Options	$715,058	$1,006,962	$291,904	$461,608	$(169,704)

For the year ended December 31, 2013, the Company recorded a net unrealized loss of $(805,434) on call and put options and a net realized gain of $4,655,023 on call and put options.

5. Provision for Income Taxes

The net income tax benefit for the year ended December 31, 2013 is comprised of the following:

Over accrual of prior year federal refund	$1,065,883
State franchise taxes	34,866
Total current income tax expense	1,100,749
Deferred income tax benefit	(4,862,849)
Net benefit for income taxes	$(3,762,100)

Federal tax refund receivable of $1,084,117 represents the estimated refund resulting from a carry back of the taxable loss from 2012 to 2010. The Company received this refund in full on February 20, 2014.

The Company has a net operating loss carry forward of approximately $4,100,000 which will expire in 2033. The Company also has a capital loss carry forward of approximately $7,100,000 which will expire in 2018.

At December 31, 2013, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2013, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2010 through 2013 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2013, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 15%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2013 due to the losses incurred during the year.

24

Daxor Corporation
Notes to Financial Statements

December 31, 2013

5. Provision for Income Taxes-(continued)

The following is a reconciliation of the federal statutory rate of (35.0%) and the effective rate of (37.5%):

Computed expected provision at statutory rates	(35.0%)
Dividend deduction	(3.9%)
Overaccrual of prior year refund	8.3%
Tax credits	(6.9%)
State Franchise Taxes	0.3%
All others	(0.3%)
(37.5%)

The Company is currently undergoing two audits. Certain allocation percentages are being audited by the New York City Department of Finance and the New York State Department of Finance for the years ended December 31, 2010 and 2011. Since neither audit has been completed, the Company cannot determine if any additional taxes, interest and penalties will be assessed.

Since the Company does not distribute all of its net investment income, it may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Company is not held to be a mere holding or investment company.

Provided the Company manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Company should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of unrealized gains and losses on marketable securities; stock options and mark to market on short positions, as well as carry forwards of the Company’s net operating losses of $4,107,755, net capital losses of $7,070,316, wash sale adjustments of $1,674,270 and credits of $879,061 for tax purposes.

The net deferred income tax asset at December 31, 2013 is computed at the federal statutory rate of 35% and comprised of the following:

Deferred Tax Assets (Liabilities):

Fair value adjustment for available-for-sale securities	$(8,270,040)
Unrealized losses on short positions	2,954,680
Net Operating Loss-carry forward	1,437,714
Net Capital Loss-carry forward	2,474,611
Wash sale adjustments	585,995
Tax Credits carried forward	879,061
Others	(44,793)
$17,228

The Company did not provide a valuation allowance for its net deferred tax assets as management believes that the net deferred tax assets are more likely than not to be realized.

25

Daxor Corporation
Notes to Financial Statements

December 31, 2013

7. Related Party Transactions

The Company reported $236,854 of investment administrative charges on the Statement of Operations for the year ended December 31, 2013. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company.

8. Margin Loans

The Company has total margin loans payable at December 31, 2013 of $20,245,061. These loans are secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the year ended December 31, 2013 was $176,422.

The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the year ended December 31, 2013:

Balance at 12/31/2013	Weighted average interest rate at 12/31/2013	Maximum amount outstanding during the year	Average amount outstanding during the year	Weighted average interest rate during the year
$20,245,061	1.01%	$20,245,061	$17,595,871	1.00%

9. Treasury Stock

The Company has a program in place which allows for the purchase of up to 250,000 shares of Daxor Common Stock each year. During the year ended December 31, 2013, the Company repurchased 43,770 shares at a total cost of $320,050. The stock is purchased as funds are available and if the stock is trading at a price which management feels is undervalued. This is usually when the market capitalization of the Company is less than the net value of its assets.

10. Dividends

In 2008, management instituted a policy of paying dividends when funds are available.

The Company paid a dividend of $0.05 per share on December 27, 2013. The total dividends paid amounted to $204,549 for the year ended December 31, 2013.

11. Stock Options

In June 2004, the Company created the 2004 Stock Option Plan in an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors shall act as the Plan Administrator, and may issue these options at its discretion. The maximum number of shares that may be issued under this Plan is 200,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the Option Plan, the exercise price of any stock options issued is a minimum of 110% of the closing market price of the Company’s stock on the grant date of the option. Prior to June 2004, the Company issued options to various employees under the previous Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As at December 31, 2013, 12,000 options were outstanding options were outstanding and 11,000 were exercisable.

At December 31, 2013, there was no unvested stock-based compensation expense to recognize. There was no share-based compensation expense recognized in the Statement of Operations for the year ended December 31, 2013. The aggregate intrinsic value at December 31, 2013 was $0 and was calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

26

Daxor Corporation
Notes to Financial Statements

December 31, 2013

11. Stock Options-(continued)

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options.

The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

In 2013, 1,000 stock options were issued to a member of the Board of Directors with an exercise price of $8.17. The 1,000 stock options issued during 2013 are still outstanding but have not vested as of December 31, 2013. There was no expense recognized in 2013 on these options because the amount was immaterial.

The details of employee option activity for the year ended December 31, 2013 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2013	35,600	$11.98
Granted	1,000	8.17
Cancelled	(1,000)	19.11
Expired	(23,600)	11.99
Outstanding as at December 31, 2013	12,000	$11.17

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2013:

Range of Exercise Prices	Number Outstanding at December 31, 2013	Weighted Average Remaining Contractual Life at December 31, 2013	Weighted Average Exercise Price at December 31, 2013
Below - $16.00	12,000	2.76 years	$11.17

Range of Exercise Prices	Number Exercisable at December 31, 2013	Weighted Average Exercise Price at December 31, 2013
Below - $16.00	11,000	$11.45

12. Commitments

The Company leases office and laboratory space in New York City. The lease agreement for the New York City facility is a non-cancelable lease, subject to annual increases based on the Consumer Price Index, and will expire on December 31, 2015.

Future minimum rental payments under the non-cancelable operating lease, exclusive of future cost of living and tax escalation increases, are as follows:

2014	$337,980
2015	337,980
Total	$675,960

The rent expense is reflected in the Operating Division.

27

Daxor Corporation
Notes to Financial Statements

December 31, 2013

13. Recently Issued Accounting Pronouncement

In June 2013, the FASB issued Accounting Standards Update 2013-08 (“ASU 2013-08”) Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 which provides guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes there to and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of ASU 2013-08 but does not expect that ASU 2013-08 will have a material impact on the financial position or results of operations of the Company.

On July 18, 2013, the FASB issued Accounting Standards Update No. 2013-11, “Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carry forward, a Similar Tax Loss, or a Tax Credit Carry forward Exists” (“ASU 2013-11”). ASU 2013-11 is expected to reduce diversity in practice by providing guidance on the presentation of unrecognized tax benefits and will better reflect the manner in which an entity would settle at the reporting date any additional income taxes that would result from the disallowance of a tax position when net operating loss carry forwards, similar tax losses, or tax credit carry forwards exist. The amendments in this update should be applied prospectively for annual and interim periods beginning after December 15, 2013. The Company is currently evaluating the impact of its pending adoption of ASU 2013-11 on its financial statements.

Management does not believe that any of the other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

14. Subsequent Events

The Company has evaluated subsequent events through the date of the filing.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Daxor Corporation

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the Company’s securities brokers. An audit also includes, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013, the results of its operations and its cash flows for the year then ended and the changes in net assets and financial highlights for the for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg Meril Solomon Bertiger & Guttilla, P.C.

Rotenberg Meril Solomon Bertiger & Guttilla, P.C.

Saddle Brook, NJ

February 28, 2014

29

 Daxor Corporation
Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured

●	May Lose Value

●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 1-212- 330-8500

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to the Company’s portfolio securities, as well as information relating to portfolio securities during the one year period ended December 31st, (i) is available, without charge and upon request, by calling 1-212-330-8500; and (ii) on the U.S. Securities and Exchange Commission’s website.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q’s for March 31, 2013 and September 30, 2013, reporting portfolio securities held by the Company, is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

30

Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose It?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

31

Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” director is an officer and director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 7120, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships
Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships
Robert Willens October 23, 1946 2002	President & CEO, Robert Willens LLC. EGA Emerging Shares Global Trust
Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 1974	Chairman of the Board of Directors and President of Daxor Corporation. No Directorships
Michael Feldschuh November 6, 1969 2013	President of Aristarc Capital LLC No Directorships

 Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 Chairman of the Board of Directors and President	See Above
David Frankel November 27, 1960 Chief Financial Officer	Chief Financial Officer of Daxor Corporation since January 1, 2007. Chief Compliance Officer of Daxor Corporation since January 1, 2012 No Directorships

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-212-330-8500.

32

Daxor Corporation

December 31, 2013

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/pdfs/daxor_codeofethics.pdf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert Willens is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Year Ended December 31, 2013
Audit Fees	$60,000
Audit-Related Fees	1,561
Tax Fees	48,975
Other	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Rotenberg Meril Solomon Bertiger & Guttilla, P.C. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Year Ended December 31, 2013
Audit-Related Fees	0%
Tax Fees	0%
Tax Audits	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The registrant does not have an investment advisor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Robert Willens, James A. Lombard, Martin S. Wolpoff and Michael Feldschuh.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

33

Daxor Corporation

December 31, 2013

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

For information related to share repurchases, see Footnote 9 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2013.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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Daxor Corporation

December 31, 2013

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Daxor Corporation.

By:	/s/ Joseph Feldschuh
Name: Joseph Feldschuh, President
Title: (Chief Executive Officer/Chairman of the Board of Directors/Principal Executive Officer)

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

David Frankel.

By:	/s/ David Frankel
Name: David Frankel
Title: Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer/Chief Compliance Officer)

Date: February 28, 2014

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